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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

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UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

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Maryland 001-12690 22-1890929

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On August 20, 2015 the Company issued a press release announcing the acquisition of three manufactured home communities situated on approximately 177 acres for a purchase price of $32,500,000. In conjunction with this acquisition, the Company also announced the completion of the financing of six manufactured home communities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99	Press Release dated August 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date: August 21, 2015	By: /s/ Anna T. Chew
Name Anna T. Chew Vice President and Chief Financial Officer